UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2008

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MEDICAL CONNECTIONS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

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Florida	333-72376	65-0902373
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2300 Glades Road, Suite 202E

Boca Raton, FL 33431

 (Address of Principal Executive Office) (Zip Code)

(561) 353-1110

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 5,  2008 , the Company’s Board of Directors filled four  vacancies on the  Company’s Board of Directors when the following named individuals accepted their nominations to serve as members of the Company’s Board of Directors:   Dr. Albert Biehl, Robert J. Taylor, Jr., Constantine Macricostas and Jeffrey Rosenfeld.

Dr. Albert G. Biehl, M.D.:  Dr Biehl currently serves as the Vice President of Medical Affairs at Bethesda Memorial Hospital located in Boynton Beach, Florida.  Prior thereto, from 1982 through 1999 he was a partner with Boca Surgical Associates located in Boca Raton, Florida.

Robert B. Taylor, Jr. :   From 1979 through 2006, Mr. Taylors held various positions at the Bethesda Memorial Hospital including that of  Senior Vice President of Finance and Treasurer.   Currently,  Mr. Tayloer serves as a management consultant  and analyst for the hospital.

Constantine Macricostas:   Mr. Macricostas has worked extensively in the  senior level technical , business and financial service arenas.  He is currently Chairman and Chief Executive Officer of Photronics, Inc., a manufacturer of photomasks for the semiconductor industry.  He has also worked as a consultant or on the Board of Directors with Nutmeg Savings and Loan, Colonial Data Corp. and Orbit Semiconductor.

Jeffrey Rosenfeld :   Mr. Rosenfeld has more than 15 years of business development and sales experience.  In January 2007,  he joined CBIZ,  an international accounting and consulting firm as its East Coast Market Leader and currently serves as its nationwide vice president of sales and marketing..  Prior to joining CBIZ,  Mr. Rosenfeld held several different executive positions where he was involved with client acquisition, business development and strategic planning.  Mr. Rosenfeld earned a B.S. in finance from Boston University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Connections Holdings, Inc.

By:	/s/ Joseph Azzata
Joseph Azzata Chief Executive Officer

Date:  August 6, 2008